Exhibit 10.1

NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED

CREDIT AGREEMENT

This NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of October 21, 2013, by and among ANTERO RESOURCES CORPORATION, a Delaware corporation, formerly known as Antero Resources Appalachian Corporation and successor by merger to each of Antero Resources Arkoma LLC, Antero Resources Piceance LLC and Antero Resources Pipeline LLC (the “Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of November 4, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Administrative Agent, the Lenders, the Borrower and the Guarantors have agreed to amend the Credit Agreement as provided herein subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.                                       Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1                                             Schedules.  Schedule 1.01 to the Credit Agreement shall be and it hereby is amended in its entirety and replaced with Schedule 1.01 attached hereto.

SECTION 2.                                       Departing Lender and Reduction and Reallocation of Commitments and Loans.  Upon the effectiveness of this Amendment, the Aggregate Commitment shall be automatically reduced to $1,500,000,000. The Lenders have agreed among themselves to reallocate their respective Commitments under the Credit Agreement in accordance with Section 2.02 of the Credit Agreement without the requirement of any prior written notice from the Borrower.  In addition, Bank of Scotland plc (the “Departing Lender”) desires to assign all of its rights and obligations as a Lender under the Credit Agreement to certain other Lenders and to no longer be a party to the Credit Agreement.  Each of the Administrative Agent and the Borrower hereby consent to the reallocation of the Aggregate Commitment and the Departing Lender’s

ANTERO RESOURCES

NINTH AMENDMENT

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assignment of its rights, interests, liabilities and obligations under the Credit Agreement to certain other Lenders.  On the date this Amendment becomes effective and after giving effect to such reallocation of the Aggregate Commitment and the receipt by Departing Lender of the principal amount of all Loans owing to it, the Commitment of the Departing Lender shall terminate and the Commitment and Applicable Percentage of each Lender shall be as set forth on Schedule 1.01 of this Amendment and the Departing Lender shall cease to be a party to the Credit Agreement, provided it shall continue to have the benefit of those provisions which by their terms are stated to survive the termination of the Credit Agreement.  Each Lender hereby consents to the Commitments set forth on Schedule 1.01 of this Amendment.  The reduction in the Aggregate Commitment shall be made ratably among the Lenders (other than the Departing Lender) in accordance with each Lender’s Applicable Percentage, as determined by the Administrative Agent, such that, after giving effect thereto, the principal amount of each Lender’s outstanding Loans shall be and be deemed to be equal to its Applicable Percentage of the aggregate outstanding principal amount of all Loans as set forth on Schedule 1.01 of this Amendment.  The reduction in the Aggregate Commitment shall be deemed to have been consummated pursuant to the terms of Section 2.02 of the Credit Agreement.  The reallocation of the Aggregate Commitment among the Lenders, including the assignment by the Departing Lender of all of its rights, interests, liabilities and obligations under the Credit Agreement to the other Lenders, shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if the Lenders, including the Departing Lender, had executed an Assignment and Assumption with respect to such reallocation.  The Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 11.04(b)(ii)(C) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 3.  To the extent requested by any Lender, including the Departing Lender, and in accordance with Section 2.16 of the Credit Agreement, the Borrower shall pay to such Lender, within the time period prescribed by Section 2.16 of the Credit Agreement, any amounts required to be paid by the Borrower under Section 2.16 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the addition and reallocation contemplated by this Section 2.

SECTION 3.                                       Conditions.  The amendments to the Credit Agreement contained in Section 1 of this Amendment, and the reduction, reallocation and departure of the Departing Lender contained in Section 2 of this Amendment, shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

3.1                               Execution and Delivery.  Each Credit Party, the Lenders (or at least the required percentage thereof), and the Administrative Agent shall have executed and delivered this Amendment.

3.2                               No Default.  No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

3.3                               Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as

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the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 4.                                       Representations and Warranties of Credit Parties.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

4.1                               Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects as of the date hereof or, if qualified by materiality or Material Adverse Effect, such representation and warranty is true and correct in all respects (except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date or if qualified by materiality or Material Adverse Effect, such representation and warranty is true and correct in all respects).

4.2                               Corporate Authority; No Conflicts.  The execution, delivery and performance by each Credit Party of this Amendment are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except for Permitted Liens and otherwise as permitted in the Credit Agreement.

4.3                               Enforceability.  This Amendment constitutes the valid and binding obligation of the Borrower and each other Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

4.4                               No Default.  As of the date hereof, both before and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 5.                                       Miscellaneous.

5.1                               Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party.  The Borrower and each Guarantor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

5.2                               Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

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5.3                               Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.4                               Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

5.5                               Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6                               Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.7                               Governing Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

5.8                               Loan Document.  This Amendment shall constitute a Loan Document for all purposes and in all respects.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWER:

ANTERO RESOURCES CORPORATION (formerly known as Antero Resources Appalachian Corporation and successor by merger to each of Antero Resources Arkoma LLC, Antero Resources Piceance LLC and Antero Resources Pipeline LLC)

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer and Regional Vice President

RESTRICTED SUBSIDIARIES:

ANTERO RESOURCES FINANCE CORPORATION

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer and Regional Vice President

ANTERO RESOURCES BLUESTONE LLC

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer and Regional Vice President

SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and a Lender

By:	/s/ David Morris
	Name:	David Morris
	Title:	Authorized Officer

SIGNATURE PAGE

WELLS FARGO BANK, N.A.,
as Syndication Agent and a Lender

By:	/s/ Suzanne Ridenhour
	Name:	Suzanne Ridenhour
	Title:	Director

SIGNATURE PAGE

UNION BANK, N.A.,
as Co-Documentation Agent and a Lender

By:	/s/ Lara Sorokolit
	Name:	Lara Sorokolit
	Title:	Vice President

SIGNATURE PAGE

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Co-Documentation Agent and a Lender

By:	/s/ Dennis Petito
	Name:	Dennis Petito
	Title:	Managing Director

By:	/s/ Michael D. Willis
	Name:	Michael D. Willis
	Title:	Managing Director

SIGNATURE PAGE

BANK OF SCOTLAND PLC,
as a Departing Lender

By:	/s/ Karen Weich
	Name:	Karen Weich
	Title:	Vice President

SIGNATURE PAGE

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Irina Dimova
	Name:	Irina Dimova
	Title:	Vice President

SIGNATURE PAGE

FIFTH THIRD BANK,
as a Lender

By:	/s/ Richard Butler
	Name:	Richard Butler
	Title:	Senior Vice President

SIGNATURE PAGE

COMERICA BANK,
as a Lender

By:	/s/ Ekaterina Evseev
	Name:	Ekaterina Evseev
	Title:	Assistant Vice President

SIGNATURE PAGE

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Authorized Signatory

By:	/s/ Michael Spaight
	Name:	Michael Spaight
	Title:	Authorized Signatory

SIGNATURE PAGE

KEY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Paul J. Pace
	Name:	Paul J. Pace
	Title:	Senior Vice President

SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Daniel K. Hansen
	Name:	Daniel K. Hansen
	Title:	Vice President

SIGNATURE PAGE

GUARANTY BANK AND TRUST COMPANY,
as a Lender

By:	/s/ Gail J. Nofsinger
	Name:	Gail J. Nofsinger
	Title:	Senior Vice President

SIGNATURE PAGE

CITIBANK, N.A.,
as a Lender

By:	/s/ Mason McGurrin
	Name:	Mason McGurrin
	Title:	Vice President

SIGNATURE PAGE

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Victor Ponce de León
	Name:	Victor Ponce de León
	Title:	Vice President

SIGNATURE PAGE

TORONTO DOMINION (NEW YORK) LLC,
as a Lender

By:	/s/ Masood Fikree
	Name:	Masood Fikree
	Title:	Authorized Signatory

SIGNATURE PAGE

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ James Giordano
	Name:	James Giordano
	Title:	Vice President

SIGNATURE PAGE

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Joseph A. Bliss
	Name:	Joseph A. Bliss
	Title:	Managing Director

SIGNATURE PAGE

SCHEDULE 1.01

Applicable Percentages and Commitments

Lender	Applicable Percentage	Commitment
JPMorgan Chase Bank, N.A.	10.600000000%	$159,000,000.00
Wells Fargo Bank, N.A.	10.600000000%	$159,000,000.00
Credit Agricole Corporate and Investment Bank	8.800000000%	$132,000,000.00
Union Bank, N.A.	7.666666667%	$115,000,000.00
Citibank, N.A.	7.666666667%	$115,000,000.00
Barclays Bank PLC	7.666666667%	$115,000,000.00
Capital One, National Association	7.666666667%	$115,000,000.00
Toronto Dominion (New York) LLC	5.333333333%	$80,000,000.00
Comerica Bank	5.333333333%	$80,000,000.00
BMO Harris Bank N.A.	5.333333333%	$80,000,000.00
U.S. Bank National Association	5.333333333%	$80,000,000.00
Credit Suisse AG, Cayman Islands Branch	5.333333333%	$80,000,000.00
Branch Banking and Trust Company	4.400000000%	$66,000,000.00
Fifth Third Bank	4.400000000%	$66,000,000.00
KeyBank National Association	3.066666667%	$46,000,000.00
Guaranty Bank and Trust Company	0.800000000%	$12,000,000.00
TOTAL	100.000000000%	$1,500,000,000.00